Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Conspiracy Entertainment Holdings, Inc. (the “Company”) on Form 10-KSB for the period  ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sirus Ahmadi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section  1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15 , 2008	By:	/s/ Sirus Ahmadi
Sirus Ahmadi
Chief Executive Officer